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                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT FIRM


We consent to the incorporation by reference in this Registration Statement of ebank Financial Services, Inc. of Form S-8 of our report, dated February 18, 2005, included in the Annual Report on Form 10-KSB of ebank Financial Services, Inc.

                                       /s/ Porter Keadle Moore, LLP

Atlanta, Georgia
June 30, 2005